COMMON SHARES                                                                                   COMMON SHARES
NUMBER                                                                                          SHARES
---------------------------                                                                     ---------------------------

                                                       DATALINK LOGO
---------------------------                                                                     ---------------------------

                  INCORPORATED UNDER THE LAWS OF THE STATE OF:

                                   MINNESOTA

                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                         CUSIP: 237934 10 4


THIS CERTIFIES THAT

IS THE OWNER OF

     SHARES OF FULLY PAID AND NONASSESSABLE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF
        ----------------
                                ----------------
----------------------------------------------
                 ----------------------------------------------
        ---------------

                                ---------------


                              DATALINK CORPORATION


TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.
    WITNESS THE FACSIMILE SIGNATURES OF THE CORPORATION'S DULY AUTHORIZED OFFICERS.

DATED:


LOGO            SECRETARY                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY       AUTHORIZED SIGNATURE

    DATALINK CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.


    THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

                                                    UNIF GIFT MIN ACT--
    TEN COM  --   as tenants in common                                  _________Custodian ________________________
                                                                         (Cust)           (Minor)
    TEN ENT  --   as tenants by the entireties                         under Uniform Transfers to Minors
                                                                       Act____________  ___________________________
    JT TEN   --   as joint tenants with right of                                          (State)
                  survivorship and not as tenants
                  in common

                                                    UNIF TRF MIN ACT-- ______________  Custodian (until age _______ )
                                                                         (Cust)
                                                                       _______________ under Uniform Transfers
                                                                       to Minors Act ______________________________
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received ________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL
     SECURITY OR OTHER
   IDENTIFYING NUMBER OF
          ASSIGNEE
____________________________________

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated                            _______________________________________________

                                 _______________________________________________
                        NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                 THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By __________________________________________________________